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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 Amendment No. 3
                                   FORM 8-A/A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       streetTRACKS(R) Index Shares Funds
             (Exact name of registrant as specified in its charter)


        Massachusetts                                  See Below
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  (State of incorporation or                (I.R.S. Employer Identification
        organization)                                   number)


One Lincoln Street, Boston, Massachusetts                02111
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(Address of principal executive offices)               (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Exchange Act:



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     TITLE OF EACH CLASS                                       I.R.S. EMPLOYER
      TO BE REGISTERED            EXCHANGE                 IDENTIFICATION NUMBER
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

SPDR(R) S&P(R) BRIC 40 ETF        American Stock Exchange       83-0463562
(formerly, SPDR(R) S&P EPAC ETF)

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


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box: [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box: [ ]

Securities Act registration statement file number to which this form relates:
333-92106

Securities to be registered pursuant to Section 12(g) of the Act: None


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Item 1.  Description of Registrant's Securities to be Registered

This Form 8-A/A is being filed for the purpose of changing the name of a certain investment portfolio of the registrant as set forth above (the "Fund"), which registered its shares of beneficial interest ("Shares") under a former name pursuant to Section 12(b) of the Exchange Act pursuant to a previously filed Form 8-A ("Registrant's Form 8-A").

A description of the Shares is set forth in the registrant's Registration Statement on Form N-1A (Commission File Nos. 333-92106; 811-21145), which description is incorporated herein by reference as filed with the Securities and Exchange Commission ("Registration Statement"). A definitive prospectus for the Fund is also incorporated herein by reference, as filed with the Securities and Exchange Commission on June 19, 2007.

Item 2.  Exhibits


(a) Registrant's Amended and Restated Declaration of Trust, incorporated herein by reference to Exhibit (a) to the Registration Statement.

(b) Registrant's Amended and Restated Bylaws, incorporated herein by reference to Exhibit (b) to the Registration Statement.

(c) Registrant's form of global certificate, incorporated herein by reference to Item 2(c) of Registrant's Form 8-A.


                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed in the City of Boston and Commonwealth of Massachusetts on the 19th day of June 2007.



By:     /s/ Ryan M. Louvar
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        Ryan M. Louvar
        Assistant Secretary